CROW POINT GLOBAL DIVIDEND PLUS FUND

Supplement dated October 5, 2016 to the Prospectus dated June 30, 2016

The following supersedes any contrary information contained in the Fund’s current Prospectus

The following replaces the disclosure under the “Investor Suitability” section on page 15 of the Prospectus:

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will purchase Shares from Shareholders four times each year, in March, June, September and December.. See “Other Risks — Closed-End Fund; Liquidity Risks.”

The following replaces the disclosure under the “REPURCHASES AND TRANSFERS OF SHARES” section, sub-heading “Repurchase of Shares” on page 64 of the Prospectus:

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 25% of the Fund’s NAV (the “Share Repurchase Program”). Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 30, 2016, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-282-1100.